UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 26, 2021

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2021 annual general meeting of shareholders held on May 26, 2021.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2020 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
229,009,949	296,947	120,770	13,030,928

2.    Discharge the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2020

For	Against	Abstain	Broker Non-Votes
241,886,660	325,729	246,205	—

3a.    Re-appointment of Mr. Kurt Sievers as executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
229,118,436	244,565	64,665	13,030,928

3b.    Re-appointment of Sir Peter Bonfield as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
171,157,782	58,202,553	67,331	13,030,928

3c.    Appointment of Ms. Annette Clayton as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
228,794,318	295,289	338,059	13,030,928

3d.    Appointment of Mr. Anthony Foxx as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
214,835,276	14,249,730	342,660	13,030,928

3e.    Re-appointment of Mr. Kenneth A. Goldman as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
141,343,618	88,012,722	71,326	13,030,928

3f.    Re-appointment of Mr. Josef Kaeser as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
209,100,498	20,257,896	69,272	13,030,928

3g.    Re-appointment of Ms. Lena Olving as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
173,931,533	55,160,787	335,346	13,030,928

3h.    Re-appointment of Mr. Peter Smitham as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
156,744,670	72,611,786	71,210	13,030,928

3i.    Re-appointment of Ms. Julie Southern as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
220,507,750	8,857,228	62,688	13,030,928

3j.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
223,450,045	5,914,803	62,818	13,030,928

3k.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
195,115,630	34,242,389	69,647	13,030,928

3l.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from May 26, 2021

For	Against	Abstain	Broker Non-Votes
172,392,742	56,969,453	65,471	13,030,928

4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
241,655,490	750,642	52,462	—

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
237,335,307	5,045,233	78,054	—

6.    Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
240,029,197	1,909,155	520,242	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
240,890,187	1,463,000	105,407	—

8.    Approval of the amended remuneration of the non-executive members of the Board

For	Against	Abstain	Broker Non-Votes
227,117,377	1,713,490	596,799	13,030,928

9.    Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
149,518,865	79,471,549	437,252	13,030,928

Item 8.01 Other Events.

On May 27, 2021, the Board approved the payment of an interim dividend for the second quarter of 2021 of $0.5625 per ordinary share. The interim dividend will be paid in cash on July 6, 2021 to shareholders of record as of June 15, 2021.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 27, 2021 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Dr. Jean A.W. Schreurs
Name: Dr. Jean A.W. Schreurs
Title: SVP and Chief Corporate Counsel
Date: May 27, 2021